UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

HOMETOWN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-207488	46-5705488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

541-A Mantua Avenue

Paulsboro, NJ, 08066

(Address of principal executive offices) (Zip Code)

+853 6666 8542

(Registrant's Telephone Number)

(Former name or former address, if changed since last report.)

25 E. Grant Street

Woodstown, NJ, 08098

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2021, the holders of an aggregate of 6,000,000 shares of the Company’s common stock, representing approximately 77% of the Company’s voting power, authorized, by written consent, the removal of each of Paul F. Morina and Christine T. Lindenmuth as members of the Company’s board of directors (“Board”), in accordance with Section 78.335 of the Nevada Revised Statutes, effective immediately as of such date. The removals of Mr. Morina and Ms. Lindenmuth were ratified, authorized and approved by the Board on May 13, 2021.

On May 13, 2021, the Board removed Mr. Morina from all officer positions he held with the Company, including President, Chief Executive Officer, Chief Financial Officer, and Treasurer of the Corporation, effective immediately as of such date. In connection with such removal, Mr. Morina was also removed from his role as the Corporation’s “Principal Executive Officer” and “Principal Financial and Accounting Officer” for Securities and Exchange Commission (“SEC”) reporting purposes.

In addition, on May 13, 2021, the Board removed Ms. Lindenmuth from all officer positions she held with the Company, including Vice President and Secretary, effective immediately as of such date.

Mr. Morina and Ms. Lindenmuth remain principals of the Company’s operating subsidiary, Your Hometown Deli, LLC.

Lastly, on May 13, 2021, Peter Coker, Jr., the Company’s Chairman of the Board, was appointed as the Company’s Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer, effective immediately upon the removals of Mr. Morina and Ms. Lindenmuth from such positions. In connection with his appointments, Mr. Coker was designated as the “Principal Executive Officer” and “Principal Financial and Accounting Officer” of the Company for SEC reporting purposes.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Reference is made to the disclosure set forth under Item 5.02 above, with respect to the written consent of the Company’s shareholders to remove Mr. Morina and Ms. Lindenmuth as members of the Company’s Board, which disclosure is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETOWN INTERNATIONAL, INC.

Date: May 14, 2021	By:	/s/ Peter Coker, Jr.
Peter Coker, Jr. Chief Executive Officer

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